CGM MUTUAL FUND

SCHEDULE OF INVESTMENTS as of March 31, 2021

(unaudited)

COMMON STOCKS — 72.1% OF TOTAL NET ASSETS

Auto and Related — 5.4%	Shares	Value(a)
Asbury Automotive Group, Inc. (b)	30,000	$5,895,000
Avis Budget Group, Inc. (b)	160,000	11,606,400
		17,501,400
Business Services — 3.0%
FEDEX Corporation	35,000	9,941,400

Commercial Banks — 14.4%
Bank of America Corporation	460,000	17,797,400
Citigroup Inc.	195,000	14,186,250
JPMorgan Chase & Co.	100,000	15,223,000
		47,206,650
Consumer Products — 3.9%
Best Buy Co., Inc.	110,000	12,629,100

Financial Services - Miscellaneous — 4.3%
OneMain Holdings, Inc.	260,000	13,967,200

Food - Agribusiness — 3.2%
Bunge Limited	130,000	10,305,100

Health Care Services — 6.2%
HCA Holdings, Inc.	30,000	5,650,200
Tenet Healthcare Corporation (b)	280,000	14,560,000
		20,210,200
Home Products — 5.0%
Thor Industries, Inc.	65,000	8,758,100
Winnebago Industries, Inc.	100,000	7,671,000
		16,429,100
Insurance — 3.6%
Chubb Limited	20,000	3,159,400
Prudential Financial, Inc.	95,000	8,654,500
		11,813,900

Leisure — 2.4%
Polaris Inc.	60,000	8,010,000

Packaging — 3.4%
WestRock Company	215,000	11,190,750

Paper Products/Consumer — 2.7%
Domtar Corporation	240,000	8,868,000

Retail — 5.1%
Academy Sports and Outdoors, Inc. (b)	615,000	16,598,850

Steel — 5.7%
ArcelorMittal ADR (b)	100,000	2,917,000
Companhia Siderurgica Nacional ADR	1,050,000	7,035,000
Gerdau S.A. ADR	1,600,000	8,544,000
		18,496,000
Vehicle Assembly — 3.8%
Stellantis N.V.	700,000	12,453,000

TOTAL COMMON STOCKS (Identified cost $207,921,998)		235,620,650

BONDS — 26.9% OF TOTAL NET ASSETS

United States Treasury - 26.9%	Face Amount
United States Treasury Notes, 0.125%, 07/31/2022	$9,000,000	9,001,055
United States Treasury Notes, 0.125%, 11/30/2022	32,000,000	31,991,250
United States Treasury Notes, 0.125%, 01/31/2023	21,500,000	21,487,402
United States Treasury Notes, 0.125%, 01/15/2024	7,000,000	6,963,906
United States Treasury Notes, 0.375%, 03/31/2022	14,000,000	14,040,469
United States Treasury Notes, 1.375%, 01/31/2022	2,000,000	2,021,484
United States Treasury Notes, 1.500%, 11/30/2021	2,500,000	2,524,024
TOTAL BONDS (Identified cost $88,005,372)		88,029,590

TOTAL INVESTMENTS — 99.0% (Identified cost $295,927,370)(c)		323,650,240
Cash and receivables		8,917,802
Liabilities		(5,756,968)
TOTAL NET ASSETS — 100.0%		$326,811,074

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities are valued at the current closing bid, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).
•	Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$235,620,650	—	—
Bonds
United States Treasury Notes	—	$88,029,590	—
Total:	$235,620,650	$88,029,590	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	Non-income producing security.

(c)	Federal Tax Information: At March 31, 2021, the net unrealized appreciation on investments based on cost of $298,539,106 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,551,512
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,440,378)
$25,111,134

The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

ADR: American Depositary Receipt - a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report, which can be found on the CGM Funds’ website, www.cgmfunds.com.